EXHIBIT 21 — Subsidiaries of Registrant, Clear Channel Communications, Inc.

Name	State of Incorporation
1567 Media, LLC	DE
Ackerley Broadcast Operations, LLC	DE
Ackerley Broadcasting of Fresno, LLC	DE
Ackerley Ventures, Inc.	WA
AK Mobile Television, Inc.	WA
AMFM Air Services, Inc.	DE
AMFM Broadcasting Licenses, LLC	DE
AMFM Broadcasting, Inc.	DE
AMFM Holdings, Inc.	DE
AMFM Inc.	DE
AMFM Internet Holding, Inc.	DE
AMFM Michigan, LLC	DE
AMFM Operating, Inc.	DE
AMFM Radio Group, Inc.	DE
AMFM Radio Licenses, LLC	DE
AMFM Shamrock Texas, Inc.	TX
AMFM Texas Broadcasting, LP	DE
AMFM Texas Licenses, LP	DE
AMFM Texas, LLC	DE
Austin Tower Company	DE
Bel Meade Broadcasting Corporation, Inc.	DE
Broadcast Architecture, Inc.	MA
Broadcast Finance, Inc.	OH
Capstar Broadcasting Partners, Inc.	DE
Capstar Radio Operating Company	DE
Capstar TX, LP	DE
CC Broadcast Holdings, Inc.	NV
CC Holdings-Nevada, Inc.	NV
CC Identity GP, LLC	DE
CC Identity Holdings, Inc.	NV
CC Licenses, LLC	DE
CCB Texas Licenses, LP	TX
CCBL FCC Holdings, Inc.	NV
CCBL GP, LLC	DE
Central NY News, Inc.	WA
Christal Radio Sales, Inc.	DE
Cine Guarantors II, Inc.	CA
Citi GP, LLC	DE
Citicasters Co.	OH
Citicasters FCC Holdings, Inc.	NV
Citicasters Licenses, LP	NV
Clear Channel Adshel, Inc.	DE
Clear Channel Aviation, LLC	DE
Clear Channel Broadcasting Licenses, Inc.	NV
Clear Channel Broadcasting, Inc.	NV

Name	State of Incorporation
Clear Channel Collective Marketing, LLC	DE
Clear Channel Communications, Inc.	TX
Clear Channel Company Store, Inc.	NV
Clear Channel GP, LLC	DE
Clear Channel Holdings, Inc.	NV
Clear Channel Identity, LP	TX
Clear Channel Intangibles, Inc.	DE
Clear Channel Investments, Inc.	NV
Clear Channel LA, LLC	DE
Clear Channel Management Services, LP	TX
Clear Channel Mexico Holdings, Inc.	NV
Clear Channel Outdoor Holdings Company Canada (FKA Eller Holdings Company Canada)	DE
Clear Channel Outdoor Holdings Inc. (FKA Eller Media Corporation)	DE
Clear Channel Outdoor, Inc.	DE
Clear Channel Real Estate, LLC	DE
Clear Channel Satellite Services, Inc.	DE
Clear Channel Spectacolor, LLC	DE
Clear Channel Taxi Media, LLC	DE
Clear Channel Wireless, Inc.	NV
Clear Channel Worldwide Holdings, Inc.	NV
Clearmart, Inc.	NV
Critical Mass Media	OH
Eller Taxi TV, LLC	DE
Eltex Investment Corp.	DE
Exceptional Outdoor, Inc.	FL
Interstate Bus Shelter, Inc.	PA
Jacor Broadcasting Corporation	OH
Jacor Broadcasting Of Colorado, Inc.	CO
Jacor Broadcasting Of Denver, Inc.	CA
Jacor Communications Company	FL
Jacor/Premiere Holding, Inc.	DE
Katz Communications, Inc.	DE
Katz Media Group, Inc.	DE
Katz Millennium Sales & Marketing, Inc.	DE
Keller Booth Sumners JV	TX
Kelnic II JV	DE
KTZMedia Corporation	DE
KVOS TV, Ltd.	BRITISH COLUMBIA
Lubbock Tower Company	TX
M Street Corp	WA
M Street, LLC	OH
Oklahoma City Tower Company	DE
Outdoor Management Services, Inc.	NV
Premiere Radio Networks, Inc.	DE
Radio-Active Media, Inc.	DE
Shelter Advertising Of America, Inc.	DE
Terrestrial RF Licensing, Inc.	NV
The New Research Group, Inc.	NV

Name	State of Incorporation
Clear Channel Airports of Texas JV	TX
Radio Computing Services, Inc.	NJ
Clear Channel Airports of Georgia, Inc.	GA
Get Outdoors Florida, LLC	FL
Media Monitors, LLC	NY
Musicpoint International, LLC	DE
Interspace Services, Inc.	PA
Interspace Airport Advertising International, LLC	PA
Sunset Billboards, LLC	WA
AMFM.com, Inc.	DE
Westchester Radio, LLC	DE
Duncan American Radio, LLC	IN
Radio Impact, LLC	DE
Eller-PW Company, LLC	CA
Clear Channel Brazil Holdco, LLC	DE
Clear Channel Peoples, LLC	DE
Clear Channel Mexico, LLC	DE
HCA, Inc.	IL
Net Radio Sales, Inc.	DE
CCHCV LP, LLC	DE
CC CV LP, LLC	DE

Name	Country Of Incorporation
Adcart AB	Sweden
Adshel (Brazil) Ltd	Brazil
Adshel Argentina SRL	Argentina
Adshel Ireland Limited	Ireland
Adshel Ltd.	United Kingdom
Adshel Ltda	Brazil
Adshel NI Ltd.	United Kingdom
Aircheck India Pvt. Ltd.	India
Allied Outdoor Advertising Ltd.	United Kingdom
Arcadia Cooper Properties Ltd.	United Kingdom
ARN Holdings Pty Ltd.	Australia
Barnett And Son Ltd.	United Kingdom
Bk Studi BV	Netherlands
BPS London Ltd.	United Kingdom
BPS Ltd.	United Kingdom
C.F.D. Billboards Ltd.	United Kingdom
CC Cayco Ltd.	Cayman Islands
Clear Channel Haidemenos Media SA	Greece
Clear Channel International BV	Netherlands
Clear Channel International Holdings BV	Netherlands
CC LP BV	Netherlands
Clear Channel Netherlands BV	Netherlands
CCO International Holdings BV	Netherlands
CCO Ontario Holdings, Inc.	Canada
China Outdoor Media Investment (HK) Co., Ltd.	Hong Kong
China Outdoor Media Investment, Inc.	British Virgin Islands

Name	Country Of Incorporation
City Lights Ltd.	United Kingdom
Clear Channel Acir Holdings NV	Netherlands Antilles
Clear Channel Adshel AS	Norway
Clear Channel Affitalia SRL	Italy
Clear Channel Aida GmbH	Switzerland
Clear Channel Airport Pte Ltd	Singapore
Clear Channel Australia Pty Ltd.	Australia
Clear Channel Baltics & Russia Limited	Russia
Clear Channel Baltics And Russia AB	Sweden
Clear Channel Banners Limited	United Kingdom
Clear Channel Belgium SA	Belgium
Clear Channel Brazil Holding Ltda.	Brazil
Clear Channel (Central) Ltd.	United Kingdom
Clear Channel Communications India Pvt Ltd	India
Clear Channel CP III BV	Netherlands
Clear Channel CP IV BV	Netherlands
Clear Channel CV	Netherlands
Clear Channel Danmark A/S	Denmark
Clear Channel Entertainment of Brazil Ltd.	Brazil
Clear Channel Espana SL	Spain
Clear Channel Espectaculos SL	Spain
Clear Channel Estonia A/S	Estonia
Clear Channel European Holdings SAS	France
Clear Channel Finland Ltd	Finland
Clear Channel France SA	France
Clear Channel Hillenaar BV	Netherlands
Clear Channel Holding AG	Switzerland
Clear Channel Holding Italia	Italy
Clear Channel Holdings CV	Netherlands
Clear Channel Holdings, Ltd.	United Kingdom
Clear Channel Hong Kong Ltd.	Hong Kong
Clear Channel Ireland Ltd.	Ireland
Clear Channel Italy Outdoor SRL	Italy
Clear Channel Japan, Inc.	Japan
Clear Channel Jolly Pubblicita SPA	Italy
Clear Channel KNR Neth Antilles NV	Netherlands Antilles
Clear Channel Latvia	Latvia
Clear Channel Lietuva	Lithuania
Clear Channel (Midlands) Ltd.	United Kingdom
Clear Channel More France SA	France
Clear Channel NI Ltd.	United Kingdom
Clear Channel (Northwest) Ltd.	United Kingdom
Clear Channel Norway AS	Norway
Clear Channel Outdoor Company Canada	Canada
Clear Channel Outdoor Limited	United Kingdom
Clear Channel Outdoor Mexico SA de CV	Mexico
Clear Channel Outdoor Mexico, Operaciones SA de CV	Mexico
Clear Channel Outdoor Mexico, Servicios Administrativos, SA de CV	Mexico
Clear Channel Outdoor Mexico, Servicios Corporativos, SA de CV	Mexico

Name	Country Of Incorporation
Clear Channel Outdoor Pty Ltd.	Australia
Clear Channel Outdoor Spanish Holdings S.L.	Spain
Clear Channel Overseas Ltd.	United Kingdom
Clear Channel Pacific Pte Ltd.	Singapore
Clear Channel Plakanda GmbH	Switzerland
Clear Channel Poland Sp.Z.O.O.	Poland
Clear Channel Sales AB	Sweden
Clear Channel Sao Paulo Participacoes Ltda	Brazil
Clear Channel Scotland Ltd.	Scotland
Clear Channel Singapore Pte Ltd.	Singapore
Clear Channel Solutions Ltd.	United Kingdom
Clear Channel South Africa Invest. Pty Ltd.	South Africa
Clear Channel South America S.A.C.	Peru
Clear Channel Southwest Ltd.	United Kingdom
Clear Channel Sverige AB	Sweden
Clear Channel Tanitim Ve Lierisin AS	Turkey
Clear Channel UK Ltd	United Kingdom
Clear Media Limited	Bermuda
Comurben SA	Morocco
Dauphin Adshel SA	France
Defi Belgique	Belgium
Defi Czech	Czech Republic
Defi Deutschland GmbH	Germany
Defi France SAS	France
Defi Group Asia	Hong Kong
Defi Group SAS	France
Defi Italia	Italy
Defi Neolux	Portugal
Defi Pologne SP Z.O.o	Poland
Defi Reklam Kft	Hungary
Defi Russie	Russia
Defi Ukraine	Ukraine
Dolis BV	Netherlands
Eller Holding Company Cayman I	Cayman Islands
Eller Holding Company Cayman II	Cayman Islands
Eller Media Asesarris Y Comercializacion Publicataria	Chile
Eller Media Servicios Publicitarios Ltd	Chile
Epiclove Ltd.	United Kingdom
Equipamientos Urbanos de Canarias SA	Spain
Equipamientos Urbanos — Gallega de Publicidad Disseno AIE	Spain
Expoplakat A/S.	Estonia
Felice Display GmbH	Switzerland
Foxmark UK Ltd.	United Kingdom
France Bus Publicite	France
France Rail Publicite	France
Giganto Holding Cayman	Cayman Islands
Giganto Outdoor SA	Chile
Grosvenor Advertising Ltd.	United Kingdom
Hainan Whitehorse Advertising Media Investment Company Ltd.	China

Name	Country Of Incorporation
Hillenaar Outdoor Advertising BV	Netherlands
Hillenaar Services BV	Netherlands
Iberdefi (Espagne)	Spain
Idea Piu SP Z.O.o	Poland
Illuminated Awnings Systems Ltd.	Ireland
Infotrak SA	Switzerland
Interpubli Werb	Switzerland
Interspace Airport Advertising Australia	Australia
Interspace Airport Advertising Costa Rica SA	Costa Rica
Interspace Airport Advertising Curacao NV	Netherlands Antilles
Interspace Airport Advertising Netherlands Antilles NV	Netherlands Antilles
Interspace Airport Advertising West Indies	West Indies
Interspace Airport Advertising New Zealand	New Zealand
Klass Advertising SRL	Romania
Klass Rooftop SRL	Romania
Kms Advertising Ltd.	United Kingdom
L ‘Efficience Publicitaire SA	Belgium
L & C Outdoor Comunicacao Visual Ltda.	Brazil
Landimat	France
Mars Reklam Ve Producksiyon AS	Turkey
Maurice Stam Ltd	United Kingdom
Mensa Sp ZO.o.	Poland
Metrabus	Belgium
Ming Wai Holdings Ltd.	British Virgin Islands
MOF Adshel Ltd.	United Kingdom
More Communications Ltd.	United Kingdom
More Media Ltd.	United Kingdom
More O’Ferrall Ltd.	United Kingdom
More O’Ferrall Ireland Ltd.	Ireland
Morebus Ltd.	United Kingdom
Multimark Ltd.	United Kingdom
Nitelites (Ireland) Ltd.	Ireland
Mobiliario Urbano de Nueva Leon SA de CV	Mexico
Outdoor Advertising BV	Netherlands
Outdoor International Holdings BV	Netherlands
Outstanding Media I Norge AS	Norway
Outstanding Media Stockholm AB	Sweden
Overtop Services SRL	Romania
Paneles Napsa. S.A.	Peru
Parkin Advertising Ltd.	United Kingdom
Plakanda Awi AG	Switzerland
Plakanda GmbH	Switzerland
Plakanda Management AG	Switzerland
Plakanda Ofex AG	Switzerland
Plakatron AG	Switzerland
Postermobile Advertising Ltd.	United Kingdom
Postermobile PLC.	United Kingdom
Premium Holdings Ltd.	United Kingdom
Premium Outdoor Ltd.	United Kingdom

Name	Country Of Incorporation
Procom Publicidade via Publica Ltda	Chile
PTKC Rotterdam BV	Netherlands
Pubbli A SPA	Italy
Publicidade Klimes Sao Paulo Ltda	Brazil
Racklight SA de CV	Mexico
Radio Broadcasting Australia Pty Ltd.	Australia
Radio Computing Services (Africa) Pty Ltd.	South Africa
Radio Computing Services (NZ) Ltd.	New Zealand
Radio Computing Services (SEA) Pte Ltd.	Singapore
Radio Computing Services (Thailand) Ltd.	Thailand
Radio Computing Services (UK) Ltd.	United Kingdom
Radio Computing Services Canada Ltd.	Canada
Radio Computing Services (China) Company Ltd.	China
Radio Computing Services of Australia Pty Ltd.	Australia
Radio Computing Services (India) Pvt. Ltd.	India
RCS Europe SARL	France
Regentfile Ltd.	United Kingdom
Rockbox Ltd.	United Kingdom
SC Q Panel SRL	Romania
Signways Ltd.	United Kingdom
Simon Outdoor Ltd.	Russia
Sirocco International S.A.	France
Sites International Ltd.	United Kingdom
Taxi Media Holdings Ltd.	United Kingdom
Taxi Media Ltd.	United Kingdom
Team Relay Ltd.	United Kingdom
The Canton Property Co. Ltd.	United Kingdom
The Kildoon Property Co. Ltd.	United Kingdom
Torpix Ltd.	United Kingdom
Town & City Posters Advertising. Ltd.	United Kingdom
Tracemotion Ltd.	United Kingdom
Trainer Advertising Ltd.	United Kingdom
Equipamientos Urbanos Del Sur SL	Spain
Vision Posters Ltd.	United Kingdom
Werab Werbung Hugo Wrage GmbH & Co KG	Germany
Williams Display Excellence AB	Sweden
Pubblicita Zangari SRL	Italy